UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 4, 2016 (October 31, 2016)

Date of Report (Date of earliest event reported)

Arconic Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Park Avenue, New York, New York 10022-4608

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 31, 2016, in connection with the Separation and the Distribution (each as defined below), Arconic Inc., formerly known as Alcoa Inc. (the “Company”), entered into several agreements with Alcoa Corporation, formerly known as Alcoa Upstream Corporation (“Alcoa Corporation”), that govern the relationship of the parties following the Distribution, including the following:

•	Separation and Distribution Agreement;

•	Transition Services Agreement;

•	Tax Matters Agreement;

•	Employee Matters Agreement;

•	Alcoa Corporation to Arconic Inc. Patent, Know-How, and Trade Secret License Agreement;

•	Arconic Inc. to Alcoa Corporation Patent, Know-How, and Trade Secret License Agreement;

•	Alcoa Corporation to Arconic Inc. Trademark License Agreement;

•	Toll Processing and Services Agreement;

•	Master Agreement for the Supply of Primary Aluminum;

•	Massena Lease and Operations Agreement; and

•	Stockholder and Registration Rights Agreement.

Summaries of the material terms of these agreements can be found in the Information Statement of Alcoa Corporation, dated October 17, 2016, which is included as Exhibit 99.1 to this Current Report on Form 8-K, under the section entitled “Certain Relationships and Related Party Transactions.” These summaries are incorporated herein by reference. The foregoing descriptions of these agreements set forth under this Item 1.01 are not complete and are subject to, and qualified in their entirety by reference to, the full text of the agreements, which are attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, 2.10 and 10.1, and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 1, 2016, the Company completed the previously announced separation of its business into two independent, publicly traded companies (the “Separation”). Following the Separation, Alcoa Corporation holds the Alumina and Primary Metals segments, the rolling mill at the Warrick, Indiana, operations and the 25.1% stake in the Ma’aden Rolling Company in Saudi Arabia previously held by the Company. The Company retained the Global Rolled Products (other than the rolling mill at the Warrick, Indiana, operations and the 25.1% ownership stake in the Ma’aden Rolling Company), Engineered Products and Solutions and Transportation and Construction Solutions segments.

The Separation was effected by the distribution of 80.1% of the outstanding shares of Alcoa Corporation common stock to the Company’s shareholders (the “Distribution”). The Company’s shareholders of record as of the close of business on October 20, 2016 (the “Record Date”) received one share of Alcoa Corporation common stock for every three shares of the Company’s common stock held as of the Record Date. The Company did not issue fractional shares of Alcoa Corporation common stock in the Distribution. Instead, each shareholder otherwise entitled to receive a fractional share of Alcoa Corporation common stock will receive cash in lieu of fractional shares.

The Company distributed approximately 146,159,428 shares of common stock of Alcoa Corporation in the Distribution and retained approximately 36,311,767 shares, or approximately 19.9%, of the common stock of Alcoa Corporation immediately following the Distribution. As a result of the Distribution, Alcoa Corporation is now an independent public company trading under the symbol “AA” on the New York Stock Exchange, and the Company trades under the symbol “ARNC” on the New York Stock Exchange.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Separation and the Distribution, as previously reported, Ken Giacobbe became Executive Vice President and Chief Financial Officer of the Company and W. Paul Myron became Vice President and Controller of the Company, in each case effective as of immediately prior to the effective time of the Separation. Effective as of that time, as previously reported, each of Roy C. Harvey, former Executive Vice President of the Company and President of Global Primary Products; William F. Oplinger, former Executive Vice President and Chief Financial Officer of the Company; and Robert S. Collins, former Vice President and Controller of the Company, resigned from their respective positions with the Company. Mr. Harvey became Chief Executive Officer of Alcoa Corporation; Mr. Oplinger became Executive Vice President and Chief Financial Officer of Alcoa Corporation; and Mr. Collins became Executive Vice President and Controller of Alcoa Corporation.

In addition, in connection with the Separation and the Distribution, as previously reported, Messrs. Michael G. Morris, James W. Owens and Ernesto Zedillo, and Mmes. Kathryn S. Fuller and Carol L. Roberts, resigned as directors of the Company to serve on the Board of Directors of Alcoa Corporation, effective as of immediately prior to the Separation.

As previously reported, effective as of the Separation, Amy E. Alving, Julie G. Richardson and Rajiv L. Gupta became directors of the Company. Ms. Alving became a member of the Audit Committee and the Cybersecurity Advisory Subcommittee of the Audit Committee, Ms. Richardson became a member of the Audit Committee and Mr. Gupta became a member of the Compensation and Benefits, Governance and Nominating and Executive Committees.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, the Company’s Board of Directors previously approved amendments to the Company’s By-Laws, which became effective as of the completion of the Separation, pursuant to which all references in the By-Laws to “Alcoa Inc.” were replaced with references to “Arconic Inc.”, and Article III, Section 1 of the By-Laws was amended to decrease the size of the Board of Directors from 15 to 13 directors. The foregoing description of the amendment to the Company’s By-Laws is not complete and is subject to, and qualified in its entirety by reference to, the full text of the amendment, which was filed with the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 5, 2016, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following are filed as exhibits to this report:

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.2	Transition Services Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.3	Tax Matters Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.4	Employee Matters Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.

2.5	Alcoa Corporation to Arconic Inc. Patent, Know-How, and Trade Secret License Agreement, dated as of October 31, 2016, by and between Alcoa USA Corp. and Arconic Inc.

2.6	Arconic Inc. to Alcoa Corporation Patent, Know-How, and Trade Secret License Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa USA Corp.

2.7	Alcoa Corporation to Arconic Inc. Trademark License Agreement, dated as of October 31, 2016, by and between Alcoa USA Corp. and Arconic Inc.

2.8	Toll Processing and Services Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Warrick LLC.*

2.9	Master Agreement for the Supply of Primary Aluminum, dated as of October 31, 2016, by and between Alcoa Corporation and its affiliates and Arconic Inc.

2.10	Massena Land Lease Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa USA Corp.*

10.1	Stockholder and Registration Rights Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.

99.1	Information Statement of Alcoa Corporation (formerly known as Alcoa Upstream Corporation), dated October 17, 2016.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arconic Inc.

Date: November 4, 2016	By:	/s/ Katherine H. Ramundo
Katherine H. Ramundo
Executive Vice President, Chief
Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.2	Transition Services Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.3	Tax Matters Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.*

2.4	Employee Matters Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.

2.5	Alcoa Corporation to Arconic Inc. Patent, Know-How, and Trade Secret License Agreement, dated as of October 31, 2016, by and between Alcoa USA Corp. and Arconic Inc.

2.6	Arconic Inc. to Alcoa Corporation Patent, Know-How, and Trade Secret License Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa USA Corp.

2.7	Alcoa Corporation to Arconic Inc. Trademark License Agreement, dated as of October 31, 2016, by and between Alcoa USA Corp. and Arconic Inc.

2.8	Toll Processing and Services Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Warrick LLC.*

2.9	Master Agreement for the Supply of Primary Aluminum, dated as of October 31, 2016, by and between Alcoa Corporation and its affiliates and Arconic Inc.

2.10	Massena Land Lease Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa USA Corp.*

10.1	Stockholder and Registration Rights Agreement, dated as of October 31, 2016, by and between Arconic Inc. and Alcoa Corporation.

99.1	Information Statement of Alcoa Corporation (formerly known as Alcoa Upstream Corporation), dated October 17, 2016.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.